Exhibit 99.1

NASDAQ: HYRE Investor Presentation March 2019 The Carsharing Marketplace for Ridesharing

Company Overview

HyreCar

- **HyreCar is a carsharing marketplace for ridesharing, connecting excess car owners with ridesharing drivers**
- **Driver Demand Outstripping Car Supply**
  - ~40% of the 50,000+ drivers applying monthly to ridesharing services like Uber and Lyft don't own a qualifying vehicle
  - HYRE attracts 25,000+ ridesharing drivers each month, which is more then 10x the amount of vehicles currently on the platform
  - #1 independent activator of new Lyft drivers in the U.S.
- **Highly Scalable Business Model, Growing Fast**
  - Revenue tripled to ~$10.0M in FY18 vs $3.2M in FY17
  - We had <400,000 rental days in 2018 and are already at an annualized rate of 550,000 after February – we need more cars
  - Experienced leadership with high insider ownership (~33%)
- **Went Public in June 2018 at $5.00, Nationwide Footprint**
  - Strong balance sheet with decreasing burn (~$6.8M in cash and marketable securities at 12/31/18)
  - We can identify where driver demand is highest, and with our asset light model, we can scale anywhere quickly
  - Custom insurance coverage to secure both owners and drivers, annual insurance repricing starting for Q2 2019

HyreCar, Inc. (NASDAQ: HYRE)	
Stock Price[1]	$7.52
YTD Trading Range[1]	$1.54 - $7.98
Market Cap[1]	$88.0M
Shares Outstanding[2]	11.7M
Insider Holdings[2]	33%
FY2018 Revenue Growth[2]	> 200%
Revenues (TTM)[3]	$7.9M
Gross Profit Margin[4]	54.0%
Headquarters	Los Angeles
Founded	2014
FT Employees	88

NOTES
1) Daily Close March 15, 2019.
2) At December 31, 2018.
3) TTM = Trailing twelve months ended September 30, 2018.
4) For the quarter ended September 30, 2018.

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HYRE NASDAQ “Goldman Sachs research expects 40% year over year revenue growth in ridesharing through 2030” “Lyft has 1.9 million drive r s at the end of 2018” 1 $84B US Rideshare Rental Market Estimates Large Total Addressable Market 3 0.1% 0.7% 2.4% 3.8% 6.8% 10.2% 13.1% 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 5,000,000 2017 2018E 2019E 2020 2021E 2022E 2023E Hyrecar Vehicles Rental Vehicles Estimated Uber & Lyft Drivers by Category 1 Estimated Uber & Lyft Drivers HyreCar’s estimated market penetration $1.2T US Transportation as a Service Market 1 1) Lyft S - 1, March 1, 2019. Uber and Lyft are adding 50,000+ drivers a month, but many don’t have qualifying cars

HYRE NASDAQ TNCs Package Delivery Food Delivery Tasks Leisure Rentals Unique Marketplace Mechanism Connects Drivers with Vehicle Owners Drivers Owners / Vehicles HyreCar Carsharing Opportunities 4

HYRE NASDAQ Disrupted Incumbents Need Solutions 5 Gig Economy Players Fleet Incumbents Insurance Carriers Automobile Manufacturers Automobile Dealers Automobile Rental

HyreCar Revenue Model

HyreCar

Gross Revenue Example	
Average National Rental Charge - Week	$230
Driver Fee	$23
Insurance Charge - Weekly	$91
Gross Merchandise Value - Driver Paid	$344

Net Revenue Example	
HyreCar Owner Fee (15% x $230)	$35
HyreCar Driver Fee (10% x $230)	$23
Insurance Charge ($13 per day x 7)	$91
HyreCar GAAP Reportable Net Revenue	$149

- Compares to 28.5% Net Margin for Lyft.[2]

Net Revenue Margin[2] ***43%-45%***

Gross Profit Margin ***60%+***

Margin Expansion:

- Reduction in direct insurance costs
- Addition of new benefit tiers at higher revenue shares
- Alternative revenue sources

1) Gross billings is a non-GAAP term and an important measure by which HyreCar evaluates and manages its business. The Company defines gross billings as the amount billed to drivers, without any adjustments for amounts paid to owners or refunds. Gross billings include transactions from both revenues recorded on a net and a gross basis.

2) Net revenue margin refers to profit margins on gross billings, this compares to 28.5% for Lyft as reported in their S-1 on March 1, 2019.

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HYRE NASDAQ 27,636 36,842 44,527 69,261 78,395 91,711 100,640 122,731 $1.5M $1.9M $2.4M $3.8M $4.5M $5.2M $5.9M $1M $2M $3M $4M $5M $6M $7M $8M Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 0 20,000 40,000 60,000 80,000 100,000 120,000 Rental Days Gross Billings Active in All 50 States Growing Quarterly Rental Days and Gross Billings Nationwide Footprint 7 ( Rental Days Booked ) ( Revenue $ Millions ) Most Active Cities Los Angeles Miami Dallas D.C. / Maryland Virginia Atlanta Chicago Seattle Denver San Francisco Philly / Jersey

HYRE NASDAQ 8 Automotive Market Goes Fleet 2019 2023 2024 2025 2026 2027 2028 2029 2030 Retail 15.4 12.9 12.1 11.3 10.3 9.4 8.9 8.6 8.5 Fleet 1.6 3.6 4 4.7 5.3 5.8 6.1 6.3 6.4 0 2 4 6 8 10 12 14 16 18 20 Retail - Millions New Car Sales 2019 - 2030 - Retail vs. Fleet Source: Automotive News Retailer Forum NADA 2019 “Evolving retail landscape requires dealerships to adapt drastically different business models and pursue different revenue streams.” - McKinsey Center for Future Mobility - January 2019 We help dealerships stay in a leading position to succeed in the Mobility industry shift through: • Steady flow of qualified ridesharing drivers to help Dealers qualify for OEM program incentives • Innovative financing for rideshare vehicles • Supplying existing dealership sales and service departments with new revenue opportunities from ridesharing “Retail Sales will decline slightly over the next decade, but Fleet sales will jump from 10% to almost half the market.” - Automobile News Retailer Forum - NADA 2019

HYRE NASDAQ Management Team Board of Directors Management Team and Board of Directors 9 Grace Mellis Chairman Brian Allan Strategic Partnerships COO CFO Scott Brogi Henry Park CEO Chairman Mike Furnari CBDO CEO

HYRE NASDAQ Investor Relations Contact: Ted Haberfield President MZ North America HYRE@mzgroup.us www.mzgroup.us HyreCar Inc. 355 South Grand Avenue, Suite 1650 Los Angeles, CA 90071 Main: 888 - 688 - 6769 www.hyrecar.c om Contact Us 10

Safe Harbor

HyreCar

This presentation contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward-looking statements, including without limitation, those regarding activities, events, financial results or developments that we intend, plan, expect, believe, project, forecast or anticipate will or may occur in the future. Examples of forward-looking statements include, but are not limited to, statements we make regarding the potential size of the market for our products, impacts of future legislation and regulatory action, forecasts of future performance, financial condition and results of operations, plans to expand to other markets, development of new technologies, potential acquisitions and the possibility of up-listing or cross-listing our equity securities. These statements reflect our management's current views with respect to future events, are not guarantees of future performance, and involve risks and uncertainties that are difficult to predict. Further, forward-looking statements are based upon assumptions of future events that may not prove to be accurate. Such assumptions and assessments are made in light of our experience and perception of historical trends, current conditions and expected future results. These statements involve known and unknown risks, uncertainties, assumptions and other factors many of which are out of our control and difficult to forecast which may cause actual results to differ materially from those that may be described or implied herein. Such factors include but are not limited to: general economic conditions; competitive factors; political, economic, and regulatory changes affecting the real estate industry and various other factors, both referenced and not referenced above, and other factors that are described in our filings with the Securities and Exchange Commission (the "Commission"), including our periodic reports on Forms 10-K and 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance or achievements may vary materially from those set forth in this presentation. You should not place undue reliance on any forward-looking statements and are advised to carefully review and consider the various disclosures in our filings with the Commission. Except as required by law, we neither intend nor assume any obligation to revise or update these forward-looking statements, which speak only as of their dates. We nonetheless reserve the right to make such updates from time to time by press release, periodic report or other method of public disclosure without the need for specific reference to this financial outlook. No such update shall be deemed to indicate that other statements not addressed by such update remain correct or create an obligation to provide any other updates.

Excluding the information from sources indicated, the content of this presentation is copyright 2019 HyreCar, Inc. All Rights Reserved.

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